Exhibit 10.9

Grantee: Wayne-Kent A Bradshaw Number of Restricted Stock Units: 97,195 Date of Grant: February 21, 2018 BROADWAY FINANCIAL CORPORATION 2017 CASH-SETTLED TARP RSU AWARD AGREEMENT Broadway Financial Corporation (the "Company") hereby grants an award of cash settled TARP restricted stock units ("RSUs") to the Grantee named above. The number of RSUs subject to this Agreement (the "Award") is set forth above. Each RSU constitutes an unfunded and unsecured promise of the Company to deliver to you, or cause to be delivered to you, subject to the terms of this Agreement, cash equal to the Fair Market Value of one share of Common Stock on the applicable Payout Date (as defined below), or promptly thereafter, as provided herein. The Company is currently a participant in the Capital Purchase Program, developed pursuant to the United States Department of Treasury's Troubled Asset Relief Program ("TARP") under the Emergency Economic Stabilization Act of 2008, as amended. To the extent that, with respect to this Award, the Grantee is subject to the restrictions of Section 30.10 of 31 C.F.R. part 30, an interim final regulation promulgated by the United States Department of Treasury ("Treasury") governing executive compensation for recipients of financial assistance under TARP, and the guidance related thereto (the "TARP Rules"), this Award is, and shall be intended to satisfy the requirements for and qualify as, an award of "long term restricted stock" as defined the TARP Rules, and this Agreement shall be interpreted and construed in accordance therewith. 1. Acceptance of Award. The Grantee shall have no rights with respect to this Award unless Grantee shall have accepted this Award by signing a copy of this Award Agreement and delivering the signed copy to the Company. 2. Restrictions and Conditions. No payment shall be made in respect of any RSU unless (x) the RSU is vested, and (y) such payment is permitted by the TARP Rules. 3. Vesting of RSUs. To the extent not previously forfeited, the RSUs shall vest and become nonforfeitable on the earlier of (i) the second anniversary of the Date of Grant, (ii) the Grantee's death or permanent disability (as defined in the Grantee's employment agreement with the Company), or (iii) the Grantee's termination of employment by the Company (including its subsidiaries or any successor) without Cause or by the Grantee for Good Reason (as Cause and Good Reason are defined in the Grantee's employment agreement with the Company) within two years following a Change in Control; provided, however, that the Change in Control-related vesting provided for in this clause (iii) shall .not apply at any time that such vesting would not be consistent with the requirements of Part 359 of the Rules and Regulations of the Federal Deposit Insurance Corporation (12 C.F.R. Part 359). If the Grantee's employment with the Company (including subsidiaries) terminates for any reason prior to the second anniversary of the Date of Grant, all RSUs that are unvested (and that do not vest upon such termination pursuant to clause (ii) or (iii) of the preceding sentence) shall be immediately forfeited. For purposes of this Agreement, and notwithstanding any provision in the Grantee's employment agreement with the Company to the contrary, the term "Change in Control" means, with respect to the Company, a change in control within the meaning of Treasury Regulations Section 1.280G-1Q&A 27-29 or Section 1.409A-3(i)(5)(i). 4. Payment. Once vested, the RSUs shall become payable on the later of (x) the vesting date or (y) notwithstanding anything herein to the contrary, but only to the extent the Grantee is subject to the restrictions of Section 30.10 of the TARP Rules with respect to this Award, the time permitted under the following schedule (except to the extent provided below or as necessary to reflect a merger or acquisition of the Company (within the meaning of the TARP Rules)): (i) 25 percent of the RSUs at the time of repayment of 25 percent of the aggregate financial assistance received by the Company from Treasury under TARP; (ii) an additional 25 percent of the RSUs granted (for an aggregate total of 50 percent of the RSUs) at the time of repayment of 50 percent of the aggregate financial assistance received by the Company from Treasury under TARP; (iii) an additional 25 percent of the RSUs granted (for an aggregate total of 75 percent of the shares of RSUs granted) at the time of repayment of 75 percent of the aggregate financial assistance received by the Company from Treasury under TARP; and (iv) the remainder of the RSUs granted at the time of repayment of 100 percent of the aggregate financial assistance received by the Company from Treasury under TARP (such date and each of the other payment dates set forth in this Section 4 being referred to herein as a "Payout Date"). Notwithstanding the forgoing, with respect to any employment taxes or other federal, state, local or foreign taxes are anticipated to apply in respect of the vesting of your RSUs, the Company may accelerate the payout of vested RSUs under this Agreement in order to satisfy such taxes in accordance with the TARP Rules. Any payment for such purposes shall not count toward the percentages in the schedule above. Vested RSUs shall be paid to you in cash on or promptly following the later of the applicable vesting date or Payout Date, and in any case within 30 days of such applicable Payout Date, provided, however, that any payment made following your death shall be paid to the representative of your estate. 5. 2008 Plan Not Applicable. This award of RSUs is a freestanding award and is not subject to the terms of the Company's 2008 Long-Term Incentive Plan (the "2008 Plan"). 6. Transferability. This Agreement is personal to the Grantee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than (i) by will or the Jaws of descent and distribution or (ii) pursuant to an order issued under state domestic relations laws. 2

7. Tax Withholding. The Grantee shall be solely responsible for any applicable taxes (including, without limitation, income and excise taxes) and penalties, and any interest that accrues thereon, incurred in connection with your Award. Unless the Grantee otherwise directs or the Company otherwise elects, the Company will satisfy applicable tax withholdings and make applicable deductions from cash (if any) paid in respect of the RSUs at the time the applicable tax withholding obligation arises. In the alternative, the Grantee may remit (or the Company may elect to require the Grantee to remit) cash to the Company (through payroll deduction or otherwise), in each case in an amount sufficient in the opinion of the Company to satisfy such withholding obligation. 8. TARP Restrictions. Payments pursuant to this Award Agreement are subject to applicable regulations issued by the U.S. Department of the Treasury and applicable requirements of agreements between the Company and the U.S. government, including, without limitation, the TARP Rules as the same are in effect from time to time. The Grantee may receive compensation under this Agreement only to the extent that it is consistent with those regulations and requirements. 9. Section 409A. The RSUs are intended to be exempt from Section 409A as short-term deferrals under the guidance provided in the TARP Rules. 10. Committee Discretion. The Committee shall have full discretion with respect to the interpretation of this Agreement and any actions to be taken or determinations to be made in connection with this Agreement, and its interpretations, actions and determinations shall be final, binding and conclusive. 11. Dividend Equivalents. The RSUs will be credited with dividend equivalents equal to amount of cash dividend payments that would otherwise have been paid if the shares of Common Stock represented by the RSUs (including deemed reinvested additional shares attributable to the RSUs pursuant to this paragraph) were actually outstanding. These dividend equivalents will be deemed to be reinvested in additional shares of Common Stock determined by dividing the deemed cash dividend amount by the Fair Market Value of a share of Common Stock on the applicable dividend payment date. Such credited amounts will be added to the RSUs and will vest or be forfeited in accordance with Section 3 based on the vesting or forfeiture of the initial RSUs to which they are attributable. 12. Adjustment. The Committee shall, in its sole discretion, equitably adjust the terms of this Award to preserve the benefits or potential benefits intended to be made available to the Grantee for any increase or decrease in the number of issued shares of Common Stock resulting from a recapitalization, spin-off, split-off, stock split, stock dividend, combination or exchange of shares of Common Stock, merger, consolidation, rights offering, separation, reorganization or liquidation, or any other change in the corporate structure or shares of the Company. 13. No Obligation to Continue Employment. Neither the Company nor any Subsidiary is obligated by or as a result of this Agreement to continue the Grantee in employment and this Agreement shall not interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time. 3

14. Notices. Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing. 15. Force and Effect. The various provisions of this Agreement are severable in their entirety. Any determination of invalidity or unenforceability of any one provision shall have no effect on the continuing force and effect of the remaining provisions. 16. Successors. This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties hereto. 17. Applicable Law. The provisions of this Agreement shall be governed by and construed in accordance with the laws of the State of California, without regard to the conflict of law provisions of any jurisdiction. 18. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument. 19. Entire Agreement; Amendment; Waiver. This Agreement contains the entire understanding of the parties hereto. No provision set forth in this Agreement may be amended, modified or waived unless such amendment, modification or waiver shall be authorized by the Committee and shall be agreed to in writing, signed by the Grantee and by an officer of the Company duly authorized to do so; provided, however, that the Grantee expressly agrees that, notwithstanding anything in this Agreement to the contrary, the Company may unilaterally amend or modify this Agreement if required for the Company to comply with its obligations under TARP, whether currently existing or hereinafter enacted or promulgated, to the extent they affect this Agreement. No waiver by either party of any default under this Agreement shall be deemed a waiver of any later default. 20. Certain Definitions. "Committee" means the compensation committee of the Company's Board of Directors (and any successor thereto) or, if none, the Company's Board of Directors. "Common Stock" means shares of common stock, $0.01 par value, of the Company. "Fair Market Value" shall have the same meaning as that given to such term in the 2008 Plan. * * * * * * * * * [signature page to follow] 4

The foregoing Agreement is hereby accepted and the terms and conditions thereof are hereby agreed to by the undersigned. Dated: ------------------------Wayne-Kent A. Bradshaw Grantee's Name 5

Broadway Federal Bank Calculation of 2017 Restricted Stock Units to Wayne Bradshaw $ $ $ $ $ Base Salary Car Allowance Cell Allowance Club Dues 401K Match Compensation for 2017 Restricted Stock Award Total Compensation 435,000 18,000 1,200 12,000 12,000 $ $ 478,200 239,100 1/3 of@ $478,200/2 $ @ 717,300 Fair Market Value (based on average of hi and low bid prices on date of grant) 2.46 Restricted Stock Units (239,100/2.46) 97,195

O·P US Markets ,are closed S&P 500 2,701.32 -14.94 ( .55 .) Russell2000 1,531.84 +1.84(+0.12 o/o) Dow30 24,797.78 -166.97 ( .67%) Nasdaq 7,218.23 -16.08 (-0.22 o/.J Crude Oil 61.20 .48 (-0.78%) ......,., ... \. ........._. ....!\,.\ ' D Broadway Financial Corporation (BYFC) NasdaqCM - NasdaqCM Real Time Price. Currency in USD '(:r Add to watchlist 2.46 -0.02 (-0.81%) At close: 2:07PM EST Sustainability CID Summary Chart Conversations Statistics Profile Financials Options Holders Hisloncal Data Analysts :r··7' ,!:f - - - !':''.. Time Period: Feb 21, 2017-Feb 21,2018 Show: Historical Prices v Frequency: Daily v Apply d. Download Data Currency in USO Dale Open CkJse• High low AdjCiose.. Volume Feb21, 2018 2.46 2.47 2.45 2.46 2.46 624 Feb 20,2018 2.47 2.49 2.34 2.48 2.48 1.400 Feb 16.2018 2.49 2.54 2.43 2.43 2.43 900 Feb 15,2018 2.48 2.49 2.42 2.49 2.49 600 Feb 14,2018 2.47 2.47 2.47 2.47 2.47 400 Feb 13, 2018 2.49 2.49 2.48 2.48 2.48 800 Feb 12,2018 2.49 2.49 2.33 2.45 2.45 9,200 Feb 09, 2018 2.48 2.36 2.48 2.36 2.36 2,200 Feb 08, 2018 2.40 2.53 2.40 2.47 2.47 2,000 Feb 07,2018 2.49 2.49 2.49 2.49 2.49 200 Feb 06, 2018 2.42 2.50 2.50 2.50 2.33 5,800 Feb 05, 2018 2.51 2.51 2.50 2.50 2.50 600 Feb 02, 2018 2.48 2.50 2.48 2.50 2.50 1,400 Feb 01.2018 2.47 2.49 2.37 2.49 2.49 4,200 Jan 31,2018 2.48 2.37 2.37 2.48 2.48 7,600 Jan 30,2018 2.44 2.44 2.44 2.44 2.44 200 Jan 29, 2018 2.44 2.44 2.44 2.44 2.44 200 ·close price adjusted tor spUts. ..Adjusted close price adjusted for both dividends and splits. https://finance.yahoo.com/quote/BYFC/history?p=BYFC 2/21/2018 - ---'·'"'----"'